Exhibit 10 (i)

                 SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
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             The Company has entered into agreements with the following individuals. Such agreements are substantially identical in all material respects to the form of agreement set forth in Exhibit (10) (h).

                                                     George R. Bennyhoff

                                                     J. E. Dorsey

                                                     Stephen M. Heumann

                                                     Raymond J. Land

                                                     Anna Mae Papso

                                                     Victor E. Ziegler